Exhibit 10.1

NOTE PURCHASE

AGREEMENT

DATED AS OF MARCH 19, 2014

BY AND BETWEEN

IMPLANT SCIENCES CORPORATION

AND

THE INVESTORS PARTY HERETO

AND

BAM ADMINISTRATIVE SERVICES LLC

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ARTICLE I PURCHASE AND SALE OF NOTE

Section 1.1

Purchase and Sale of Note.

Section 1.2

Closing.

ARTICLE II REPRESENTATIONS AND WARRANTIES

Section 2.1

Representations and Warranties of the Company.

Section 2.2

Representations and Warranties of Each Investor.

ARTICLE III COVENANTS

Section 3.1

Securities Compliance.

Section 3.2

Registration and Listing.

Section 3.3

Compliance with Laws.

Section 3.4

Keeping of Records and Books of Account.

Section 3.5

Reporting Requirements.

Section 3.6

Other Agreements.

Section 3.7

Use of Proceeds.

Section 3.8

Reporting Status.

Section 3.9

Reserved.

Section 3.10

Reserved.

Section 3.11

Reserved.

Section 3.12

Amendments.

Section 3.13

Distributions.

Section 3.14

Reserved.

Section 3.15

Prohibition on Liens.

Section 3.16

Prohibition on Indebtedness.

Section 3.17

Compliance with Transaction Documents.

Section 3.18

Reserved.

Section 3.19

Transactions with Affiliates.

Section 3.20

No Merger or Sale of Assets; No Formation of Subsidiaries.

Section 3.21

Payment of Taxes, Etc.

Section 3.22

Corporate Existence.

Section 3.23

Maintenance of Assets.

Section 3.24

No Investments.

Section 3.25

Reserved.

Section 3.26

Acquisition of Assets.

Section 3.27

Reserved.

Section 3.28

Notices of Certain Events.  The Company shall promptly notify the Agent of any event or events that have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

Section 3.29

Budget Compliance.

Section 3.30

Minimum Cash Balance. The Company shall at all times maintain a cleared balance of at least $500,000 (the

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“Minimum Balance”) in a deposit account held at a depository institution satisfactory to Investor and pledged to Investor pursuant to a blocked account agreement with such depository institution in form and substance satisfactory to Investor, such account to be free and clear of any Liens other than Liens in favor of Investor (the “Blocked Account”).  Until the Note and all obligations of the Company hereunder have been indefeasibly paid and satisfied in full, Investor shall have sole dominion and control over the Blocked Account and the Company shall have no right of access to or withdrawal from the Blocked Account.  If, notwithstanding the prior sentence, Investor shall, in its sole discretion, permit the Company, following the Company’s request, to have access to the Blocked Account and maintain less than the Minimum Balance therein, the Investor, as a condition thereto and in addition to any other conditions that the Investor may then establish, may require the Company to engage in a sale process satisfactory to the Investor in its sole discretion, including, without limitation, conditions, timing and milestones which may be established by the Investor, including, without limitation, the engagement of a third party investment banker acceptable to the Investor in its sole and absolute discretion.

Section 3.31

Inspection.   The Company, upon reasonable notice, shall permit Agent and its duly authorized representatives or agents to visit any of the Company’s properties and inspect any of its assets or books and records, to examine and make copies of its books and records and to discuss its affairs, finances, technology and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate.

Section 3.32

Accounts Payable.  The Company will pay its accounts payable in the ordinary course, consistent with past practices and not allow the average age, calculated as (i) the product of (x) the dollar amount of each payable times (y) the number of days past due of such payable divided by (ii) the aggregate dollar amount of all accounts payable, of such accounts payable to be more than one hundred (100) days past due.

Section 3.33

Current Ratio.  The Company shall maintain at all times a Current Ratio of not less than 0.60 to 1.00.  “Current

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Ratio” shall be defined as current assets minus current liabilities, all as determined in accordance with GAAP.

ARTICLE IV CONDITIONS

Section 4.1

Conditions Precedent to the Obligation of the Company to Close and to Sell the Notes at the Closing.

Section 4.2

Conditions Precedent to the Obligation of the Investors to Close at the Closing.

Section 4.3

Closing Deliveries

Section 4.4

Post-Closing Deliveries

ARTICLE V NOTE LEGEND

Section 5.1

Legend.

ARTICLE VI INDEMNIFICATION

Section 6.1

General Indemnity.

Section 6.2

Indemnification Procedure.

ARTICLE VII

Section 7.1

Appointment

Section 7.2

Nature of Duties.

Section 7.3

Lack of Reliance on Agent: Resignation.

Section 7.4

Certain Rights of the Agent.

Section 7.5

Reliance.

Section 7.6

Notice of Default.

Section 7.7

Indemnification.

Section 7.8

The Company’s Undertaking to Agent.

Section 7.9

No Reliance on the Agent’s Obligor Identification Program.

Section 7.10

Other Agreements.

ARTICLE VIII MISCELLANEOUS

Section 8.1

Fees and Expenses.

Section 8.2

Specific Performance; Consent to Jurisdiction; Venue.

Section 8.3

Entire Agreement; Amendment.

Section 8.4

Notices.

Section 8.5

Waivers.

Section 8.6

Headings.

Section 8.7

Successors and Assigns.

Section 8.8

No Third Party Beneficiaries.

Section 8.9

Governing Law.

Section 8.10

Survival.

Section 8.11

Publicity.

Section 8.12

Counterparts.

Section 8.13

Severability.

Section 8.14

Further Assurances.

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Section 8.15

Confidentiality.

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NOTE  PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT, dated as of March 19, 2014 (this “Agreement”), is by and between Implant Sciences Corporation, a Massachusetts corporation (the “Company”), each of the entities set forth on Schedule A hereto as investors (collectively, the “Investors” and each, individually, an “Investor”) and BAM ADMINISTRATIVE SERVICES LLC, as agent for the Investors (the “Agent”).

The parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF NOTE

Section 1.1

Purchase and Sale of Note.

(a)

Upon the following terms and conditions, the Company shall issue and sell to each Investor, and each Investor shall severally but not jointly purchase from the Company, senior secured promissory notes in an aggregate principal amount of $20,000,000 in such amounts as set forth on Schedule A hereto.

(b)

At the Closing (as hereafter defined), upon satisfaction of the terms and conditions set forth herein, the Company shall issue to each Investor a promissory note, substantially in the form of Exhibit A hereto (each a “Note” and together the “Notes”), in the aggregate principal amounts set forth on Schedule A hereto, and each Investor shall advance, as payment in full for such Note, the sums set forth on Schedule A hereto.  Each Investor is permitted to deduct and retain from the advance made on the Closing Date the fees and expenses of such Investor as permitted by Section 8.1 hereto.  The issuance and sale of the Notes is referred to herein as the “Closing”.

Section 1.2

Closing.

The Closing under this Agreement shall take place immediately upon the execution of this Agreement or on such other date as may be agreed upon in writing by the parties hereto (the “Closing Date”).  The Closing shall take place at the offices of the Investor, 152 West 57th Street, 4th Floor, New York, NY 10:00 a.m. New York time.  At the Closing, each Investor shall make the advance described in Section 1.1 above by wire transfer of immediately available funds to an account designated by the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1

Representations and Warranties of the Company.

The Company hereby represents and warrants to the Investors and the Agent, as of the date hereof and the date of the Closing hereunder (except as set forth on a Schedule of Exceptions to be delivered by the Company not more than 15 days after the Closing Date (the “Schedule of Exceptions”), with each numbered Schedule corresponding to the section number herein), as follows:

(a)

Organization, Good Standing and Power.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  The Company does not have any direct or indirect Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto.  The Company and each such Subsidiary (as defined in Section 2.1(g)) is duly qualified as a foreign corporation, limited liability company or limited partnership to do business and is in good standing in every other jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.  For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties or financial condition of the Company and its Subsidiaries (taken together as a whole) and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement or any of the Transaction Documents in any material respect.

(b)

Authorization; Enforcement.  The Company and the Subsidiaries (as applicable) have the requisite corporate power and authority to enter into and perform this Agreement, the Notes, the Security Agreement by and between the Company, and the Agent dated as of the Closing Date, substantially in the form of Exhibit C attached hereto (the “Security Agreement”) the Officer’s Certificate to be delivered by the Company, dated as of the Closing Date, substantially in the form of Exhibit D attached hereto (the “Officer’s Certificate”), the Patent Security Agreement by and among the Company, the Subsidiaries and the Agent, substantially in the form of Exhibit B, attached to the Security Agreement (together with any Copyright Security Agreement or Trademark Security Agreement subsequently entered into by the Company or any Subsidiary and the Agent pursuant to the terms of the Security Agreement, collectively, the “IP Security Agreements”), the guaranty (“Guaranty”) to be delivered by each of the Subsidiaries, dated as of the date hereof, substantially in the form of Exhibit E to the Agent, the Intercreditor Agreement by and between the Company the Agent and DMRJ Group, LLC (the “Intercreditor Agreement”) dated as of the date hereof, substantially in the form of Exhibit F (collectively, together with this Agreement and the Notes, the “Transaction

Documents”), and to issue and sell the Notes in accordance with the terms hereof.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on Schedule 2.1(b), no further consent or authorization of the Company, its Board of Directors, stockholders or any other third party is required.  When executed and delivered by the Company and the Subsidiaries, each of the Transaction Documents shall constitute a valid and binding obligation of the Company or the Subsidiaries, as the case may be, enforceable against the Company or the Subsidiaries, as the case may be, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)

Capitalization.  The authorized capital stock and the issued and outstanding shares of capital stock of the Company as of the Closing Date is set forth on Schedule 2.1(c)(i) hereto.  All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized.  Except as set forth in this Agreement, or as set forth on Schedule 2.1(c)(ii) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company.  Furthermore, except as set forth in this Agreement and as set forth on Schedule 2.1(c)(iii) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company.  Except as provided on Schedule 2.1(c)(iv) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities.  Except as set forth on Schedule 2.1(c)(v), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company.

(d)

Issuance of Notes.  The Notes have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Notes shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind.

(e)

No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Notes and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby, and the issuance of the Notes as contemplated hereby, do not and will not (i) violate or conflict with any provision of the Company’s Amended and Restated Articles of Organization (the “Articles of Organization”) or Bylaws (the “Bylaws”), each as amended to date, or any Subsidiary’s comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries’ respective properties or assets are bound, (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, or (iv) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Company or its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which any of their respective properties or assets are bound, except, in all cases, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws)).  Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Notes in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations).

(f)

Commission Documents, Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”).  Each Commission Document complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and the Commission Documents did not, as of their respective filing dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)

Subsidiaries.  Schedule 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.  All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable.  Except as set forth on Schedule 2.1(g) hereto, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock.  Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto.  Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.  Each subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdictions set forth on Schedule 2.1(g) and has the requisite corporate or other power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

(h)

No Material Adverse Change.  Except as disclosed in the Commission Documents or on Schedule 2.1(h) hereto, since December 31, 2013, the Company has not experienced or suffered any Material Adverse Effect.

(i)

No Undisclosed Liabilities.  Except as disclosed in the Commission Documents on Schedule 2.1(i) hereto, since December 31, 2013, neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

(j)

No Undisclosed Events or Circumstances.  Since December 31, 2013, except as disclosed on Schedule 2.1(j) hereto, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)

Indebtedness.  Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean, with respect to any Person, (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, current swap agreements, interest rate hedging agreements, interest rate swaps, or other financial products, (c) all capital lease obligations that exceed $50,000 in the aggregate in any fiscal year, (d) all obligations or liabilities secured by a lien or encumbrance on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations for the deferred purchase price of assets, together with trade debt and other accounts payable that exceed $50,000 in the aggregate in any fiscal year, (f) all synthetic leases, (g) all obligations with respect to redeemable stock and redemption or repurchase obligations under any capital stock or other equity securities issued by such Person, (h) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker’s acceptances, drafts or similar documents or instruments issued for such Person’s account, (i) indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable therefore as a result of such Person’s ownership interest in such entity, except to the extent that the terms of such indebtedness expressly provide that such Person is not liable therefore or such Person has no liability therefore as a matter of law, (j) trade debt and other account payables which remain unpaid more than one hundred (100) days past the invoice date, and (k) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse) any of the foregoing obligations of any other Person; provided, however, Indebtedness shall not include (I) usual and customary trade debt and other accounts payable incurred in the ordinary course of business less than one hundred (100) days past the invoice date and (II) endorsements for collection or deposit in the ordinary course of business.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.  “Person” means any individual, sole proprietorship, joint venture, partnership, corporation, limited liability company, association, joint-stock company, unincorporated organization, cooperative, trust, estate, governmental entity or any other entity of any kind or nature whatsoever.

(l)

Title to Assets.  Each of the Company  and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule 2.1(l) hereto.  Any leases of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.  Pursuant to, and upon execution and delivery of, the Security Agreement and any applicable IP Security Agreements, the Company and its Subsidiaries shall have granted to the Agent a perfected, first priority security interest in substantially all of the assets of the Company and the Subsidiaries.

(m)

Actions Pending.  There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto.  Except as set forth on Schedule 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect.  There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(n)

Compliance with Law.  The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect.  The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)

Taxes.  The Company and each of the Subsidiaries has accurately prepared and filed (or validly extended) all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable.  Except as disclosed on Schedule 2.1(o) hereto, none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service.  The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(p)

Disclosure.  Except for the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided the Agent or any Investor or their respective agents or counsel with any information that constitutes or might constitute material, nonpublic information.  To the Company’s knowledge, neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to any Investor or Agent by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement, taken together as a whole, will, when supplemented by the Schedule of Exceptions, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(q)

Environmental Compliance.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries have obtained all approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws.  “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company’s business or the business of any of its subsidiaries.  To the Company’s knowledge, the Company and each of its Subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws.  Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or, to the Company’s knowledge, in any way affecting, the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

(r)

Books and Records; Internal Accounting Controls.  The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and its Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s)

Material Agreements.  Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the “Material Agreements”).  Except as disclosed on Schedule 2.1(s) hereto, neither the Company nor any of its Subsidiaries has received any notice of default under any Material Agreement, which has not been waived or cured.  Except as disclosed on Schedule 2.1(s) hereto, neither the Company nor any of its Subsidiaries is currently in default under any Material Agreement now in effect.

(t)

Transactions with Affiliates.  Except as set forth on Schedule 2.1(t) hereto or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company’s most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

(u)

Securities Act of 1933.  The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Notes hereunder.  Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Notes or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Notes under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Notes.  The Company is not, and has never been, a company described in Rule 144(i)(1) under the Securities Act, and is a “reporting issuer” as described in Rule 144(c)(1) under the Securities Act.   Neither the Company, nor any of its directors, officers or controlling persons, has taken or will, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the securities issued or issuable in connection with the transactions contemplated hereunder.

(v)

Employees.  Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(v) hereto.  Except as set forth on Schedule 2.1(v) hereto, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed.  No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

(w)

Intellectual Property.  Except as set forth on Schedule 2.1(w) hereto, the Company and each of the Subsidiaries owns, or possesses the rights to use, all patents (and any patentable improvements thereof), trademarks, service marks, trade names, domain names, copyrights and websites (or copyrightable derivative works thereof), and intellectual property rights relating thereto (to any of the foregoing list, whether or not registered), licenses and authorizations which are necessary for the conduct of its business as now conducted without infringement or any conflict with the rights of others.

(x)

Absence of Certain Developments.  Except as set forth in the Commission Documents or provided on Schedule 2.1(x) hereto, since December 31, 2013, neither the Company nor any Subsidiary has:

(i)

issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto;

(ii)

borrowed any amount in excess of $100,000 or incurred or become subject to any other liabilities in excess of $100,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and its Subsidiaries;

(iii)

discharged or satisfied any lien or encumbrance in excess of $100,000 or paid any obligation or liability (absolute or contingent) in excess of $100,000, other than current liabilities paid in the ordinary course of business;

(iv)

declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $50,000 individually or $100,000 in the aggregate;

(v)

sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $100,000, except in the ordinary course of business;

(vi)

sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $100,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or pursuant to nondisclosure agreements;

(vii)

suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii)

made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix)

made capital expenditures or commitments therefor that aggregate in excess of $100,000;

(x)

entered into any material transaction, whether or not in the ordinary course of business;

(xi)

made charitable contributions or pledges in excess of $10,000;

(xii)

suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)

experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

(xiv)

entered into an agreement, written or otherwise, to take any of the foregoing actions.

(y)

Public Utility Holding Company Act and Investment Company Act Status.  The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.  The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(z)

ERISA.  No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries.  The execution and delivery of this Agreement and the issuance and sale of the Notes will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended.  As used in this Section 2.1(z), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(aa)

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Notes pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Notes pursuant to Regulation D and Rule 506 thereof under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Notes to be integrated with other offerings.  The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and except as set forth on Schedule 2.1(aa) hereto, since January 1, 2013, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(bb)

DTC Status.

(cc)

Governmental Approvals.  Except for the filing of any notice prior or subsequent to the Closing that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Notes, or for the performance by the Company of its obligations under the Transaction Documents.

Section 2.2

Representations and Warranties of Each Investor.

Each Investor hereby represents and warrants to the Company as of the date hereof and as of the Closing Date that such Investor is purchasing the Note solely for its own account and not with a view to or for sale in connection with distribution.  Each Investor does not have a present intention to sell the Note, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Note to or through any person or entity; provided, however, that by making the representations herein, such Investor does not agree to hold the Note for any minimum or other specific term and reserves the right to dispose of the Note at any time in accordance with Federal and state securities laws applicable to such disposition. Each Investor further represents and warrants to the Company as of the date hereof and as of the Closing Date that (i) such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the proposed investment in the Notes; (ii) such Investor understands that the Note may not be sold, transferred or otherwise disposed of by it without registration under the Securities Act and any applicable state securities laws, or an exemption therefrom, and that in the absence of an effective registration statement covering the Note or an available exemption from registration, such Investor might be required to hold the Note indefinitely; and (iii) such Investor is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

ARTICLE III

COVENANTS

The Company covenants with the Agent and the Investors as follows, which covenants are for the benefit of the Agent and the Investors and their respective assignees.  Unless otherwise set forth in the covenants in this Article III, the covenants contained herein shall survive Closing hereunder until the Notes are paid in full and the Investors have no any obligation (contingent or otherwise) to advance funds hereunder.

Section 3.1

Securities Compliance.

The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Notes to the Investor or subsequent holders.

Section 3.2

Registration and Listing.

The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act.  The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTC Bulletin Board, the New York Stock Exchange, the NYSE Alternext Exchange, the Nasdaq Capital Markets, the Nasdaq Global Markets, or the Nasdaq Global Select Market.

Section 3.3

Compliance with Laws.

The Company shall comply in all material respects, and cause each Subsidiary to comply in all material respects, with all applicable laws, rules, regulations and orders of any governmental authority, including without limitation, all securities law, rules and regulations and timely make all filings required by any such laws, rules and regulations.

Section 3.4

Keeping of Records and Books of Account.

The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.  Upon request of Agent or any Investor, the Company shall furnish to Investor any and all books and records or any other information reasonably requested by Agent or such Investor relating to the financial condition to the Company, the technology of the Company or otherwise.

Section 3.5

Reporting Requirements.

The Company shall furnish the following to the Agent and the Investors so long as any Investor shall beneficially own Notes:

(a)

Electronic notification of the filing of all Quarterly Reports filed with the Commission on Form 10-Q as soon as practical after the document is or would have been required to be filed with the Commission;

(b)

Electronic notification of the filing of all Annual Reports filed with the Commission on Form 10-K as soon as practical after the document is or would have been required to be filed with the Commission;

(c)

Electronic notification of the filing of all Current Reports filed with the Commission on Form 8-K as soon as practical after the document is or would have been required to be filed with the Commission;

(d)

Electronic notification of the filing of any other filings filed or required to be filed with the Commission as soon as practical after the document is or would have been required to be filed with the Commission;

(e)

A current schedule of accounts payable aging within five (5) days of the end of each calendar month;

(f)

A budget prepared on a weekly basis in good faith based upon assumptions which the Company believes to be reasonable setting forth, inter alia, a thirteen (13) week cash flow forecast in reasonable detail satisfactory to Agent including receipts, disbursements and such line item detail as satisfactory to Agent, in the form attached hereto as Exhibit H, as updated bi-weekly with Agent’s consent, including a comparison of actual cash funds and revenues received by the Company and cash disbursements and expenses made by the

Company for the most recent four-week period then ended (or if a four-week period has not then elapsed from the date of this Agreement, such shorter period since the date of this Agreement through the Friday of the most recent week then ended) to the budget previously delivered to Investor (the “Budget”); and

(g)

Copies of all notices, information and proxy statements in connection with any meetings that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

Section 3.6

Other Agreements.

The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company under any Transaction Document.

Section 3.7

Use of Proceeds.

The proceeds from the sale of the Notes hereunder shall be used by the Company to  repay indebtedness to DMRJ Group LLC and pay the fees and expenses of the sale.

Section 3.8

Reporting Status.

So long as any Investor beneficially owns any of the Notes, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.  The Company shall promptly disclose on Form 8-K the occurrence of any Material Adverse Effect or any event that could reasonably be expected to cause a Material Adverse Effect.

Section 3.9

Reserved.

Section 3.10

Reserved.

Section 3.11

Reserved.

Section 3.12

Amendments.

The Company shall not amend or waive any provision of its Articles of Organization or Bylaws in any way that would adversely affect exercise or other rights of the holders of the Notes.

Section 3.13

Distributions.

So long as the Notes remain outstanding or any Investor has any obligation (contingent or otherwise) to advance funds hereunder, the Company agrees that it shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or make any distributions (by reduction of capital or otherwise) to any holder(s) of Common Stock (or security convertible into or exercisable for Common Stock) or set aside or otherwise deposit or invest any sums for such purpose, or (ii) redeem, retire, defease, purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company or any Subsidiary or set aside or otherwise deposit or invest any sums for such purpose; provided, however, that the Company may repurchase shares of Common Stock from former employees permitted or required by any stock restriction or purchase agreements by and between the Company and such former employees in an aggregate amount not to exceed $100,000.

Section 3.14

Reserved.

Section 3.15

Prohibition on Liens.

So long as any Notes remain outstanding, the Company shall not, and shall not permit its Subsidiaries to, enter into, create, incur, assume, suffer or permit to exist any lien, security interest, mortgage, pledge, charge, claim or other encumbrance of any kind (collectively, “Liens”) on or with respect to any of its assets, including the Collateral (as defined in the Security Agreement), now owned or hereafter acquired or any interest therein or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect any financing statement or other similar notice of any Lien with respect to such assets, other than Permitted Encumbrances.  “Permitted Encumbrances” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien; (c) the Liens set forth in Schedule 3.15 hereto in effect on the date hereof; and (d) the Liens of Agent set forth in the Security Agreement.

Section 3.16

Prohibition on Indebtedness.

So long as any Notes remain outstanding, other than (i) Indebtedness existing on the date hereof and disclosed in Schedule 2.1(k) to this Agreement and (ii) Indebtedness in favor of the Agent or the Investors, the Company shall not, and shall not permit any Subsidiary to, enter into, create, incur, assume, suffer, become or be liable for in any manner with respect to, or permit to exist, any Indebtedness, or guarantee, assume, endorse or otherwise become responsible for (directly or indirectly), any Indebtedness, performance, obligations or dividends of any other Person.

Section 3.17

Compliance with Transaction Documents.

The Company shall, and shall cause its Subsidiaries to, comply with their respective  obligations under the Notes and the other Transaction Documents.

Section 3.18

 Reserved.

Section 3.19

Transactions with Affiliates.

The Company shall not, and shall not permit its Subsidiaries to, directly or indirectly, (i) purchase, acquire or lease any property from, or sell, transfer or lease any property to any officer, director, agent, employee or any Affiliate of the Company or any Subsidiary, or (ii) make any payments of management, consulting or other fees for management or similar services, or of any Indebtedness owing to any officer, director, agent, employee, or other Affiliate of Company or any Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, agent or such employee or, to the knowledge of the Company, any entity in which any officer, director, agent or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $50,000, other than (i) for payment of reasonable salary for services actually rendered, as approved by the Board of Directors of the Company as fair and reasonable in all respects to the Company or the applicable Subsidiary and upon terms no less favorable to the Company or such Subsidiary that the Company or such Subsidiary would obtain in a comparable arm’s length transaction with an unaffiliated person, (ii) reimbursement for expenses incurred on behalf of the Company in the ordinary course of and pursuant to the reasonable requirements of the business or any Subsidiary and (iii) as set forth on Schedule 3.19 hereof.

Section 3.20

No Merger or Sale of Assets; No Formation of Subsidiaries.

The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, (i) merge into or with or consolidate with any other Person (other than into the Company or a Subsidiary of the Company) or permit any other Person (other than the Company or a Subsidiary of the Company) to merge into or with or consolidate with it, provided, that if any such consolidation or merger involves the Company, then the Company must be the survivor of such consolidation or merger; (ii) sell, issue, assign, lease, license, transfer, abandon or otherwise dispose of any or all of its assets (other than inventory in the ordinary course of business);  (iii) in any way or manner alter its organizational structure or effect a change of entity (except as expressly permitted in this Agreement); (iv) form or create any subsidiary or become a partner in any partnership or joint venture, or make any acquisition of any interest in any Person or acquire substantially all of the assets of any Person; (v) wind up, liquidate or, subject to the proviso in Section 3.22 below, dissolve or (vi) agree to do any of the foregoing.

Section 3.21

Payment of Taxes, Etc.

The Company shall, and shall cause each of its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and the Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiaries shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and such Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

Section 3.22

Corporate Existence.

The Company shall, and shall cause each of its Subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business; provided, however, that the Company may dissolve or cause one or more of its Subsidiaries to merge or consolidate with the Company or any of its other Subsidiaries, provided, that if any such consolidation or merger involves the Company, then the Company must be the survivor of such consolidation or merger.

Section 3.23

Maintenance of Assets.

So long as any Notes remain outstanding, the Company shall, and shall cause its Subsidiaries to, keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

Section 3.24

No Investments.

The Company shall not, and shall not permit any Subsidiary to, make or suffer to exist any Investments or commitments therefor, other than Investments made in the ordinary course of business.  “Investment” means, with respect to any Person, all investments (by capital contribution or otherwise) in any other Person, or any extension of credit, loan, advance, purchase or repurchase of stock or other ownership interest, any Indebtedness or all or a substantial part of the assets or property of any Person, bonds, notes, debentures or other securities, or otherwise, and whether existing on the date of this Agreement or thereafter made, but such term shall not include the cash surrender value of life insurance policies on the lives of officers or employees, excluding amounts due from customers for services or products delivered or sold in the ordinary course of business.

Section 3.25

Reserved.

Section 3.26

Acquisition of Assets.

In the event the Company or any Subsidiary acquires any assets or other properties, without limiting or impairing the limitations set forth in Section 3.24 above, such assets or properties shall constitute a part of the Collateral (as defined in the Security Agreement) and the Company shall take all action necessary to perfect the Agent’s security interest in such assets or properties.

Section 3.27

Reserved.

Section 3.28

Notices of Certain Events.  The Company shall promptly notify the Agent of any event or events that have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

Section 3.29

Budget Compliance.

(a)

As of each week, for the four-week period ended as of the end of such week, the actual cash receipts received by the Company shall not be less than 75% of the cash receipts for the corresponding period in the Budget.

(b)

As of each week, for the four-week period ended as of the end of such week, the actual cash disbursements of the Company shall be no more than 110% of the cash disbursements for the corresponding period as set forth in the Budget.

Section 3.30

Minimum Cash Balance. The Company shall at all times maintain a cleared balance of at least $500,000 (the “Minimum Balance”) in a deposit account held at a depository institution satisfactory to Investor and pledged to Investor pursuant to a blocked account agreement with such depository institution in form and substance satisfactory to Investor, such account to be free and clear of any Liens other than Liens in favor of Investor (the “Blocked Account”).  Until the Note and all obligations of the Company hereunder have been indefeasibly paid and satisfied in full, Investor shall have sole dominion and control over the Blocked Account and the Company shall have no right of access to or withdrawal from the Blocked Account.  If, notwithstanding the prior sentence, Investor shall, in its sole discretion, permit the Company, following the Company’s request, to have access to the Blocked Account and maintain less than the Minimum Balance therein, the Investor, as a condition thereto and in addition to any other conditions that the Investor may then establish, may require the Company to engage in a sale process satisfactory to the Investor in its sole discretion, including, without limitation, conditions, timing and milestones which may be established by the Investor, including, without limitation, the engagement of a third party investment banker acceptable to the Investor in its sole and absolute discretion.

Section 3.31

Inspection.   The Company, upon reasonable notice, shall permit Agent and its duly authorized representatives or agents to visit any of the Company’s properties and inspect any of its assets or books and records, to examine and make copies of its books and records and to discuss its affairs, finances, technology and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate.

Section 3.32

Accounts Payable.  The Company will pay its accounts payable in the ordinary course, consistent with past practices and not allow the average age, calculated as (i) the product of (x) the dollar amount of each payable times (y) the number of days past due of such payable divided by (ii) the aggregate dollar amount of all accounts payable, of such accounts payable to be more than one hundred (100) days past due.

Section 3.33

Current Ratio.  The Company shall maintain at all times a Current Ratio of not less than 0.60 to 1.00.  “Current Ratio” shall be defined as current assets minus current liabilities, all as determined in accordance with GAAP.

ARTICLE IV

CONDITIONS

Section 4.1

Conditions Precedent to the Obligation of the Company to Close and to Sell the Notes at the Closing.

The obligation hereunder of the Company to close and issue and sell the Notes to the Investors at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below.  These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(b)

Delivery of Note Amounts.  The Investors shall have advanced the funds as payment for the purchase price of the Notes on the date of the Closing.

(c)

Delivery of Transaction Documents.  The Transaction Documents to which the Agent and each Investor is a party shall have been duly executed and delivered by the Agent to the Company.

(d)

Side Letter. The Agent, for itself and on behalf of the Investors, shall have executed and delivered a letter, in form reasonably satisfactory to the Company, stating that the financial covenants contained in Sections 3.29(a), 3.30, 3.32 and 3.33 of this Agreement shall not be tested from the date hereof through March 31, 2015 (it being understood that any failure to comply with such covenants during such period shall not cause or result in any default or Event of Default under the Notes).

(e)

DMRJ Group. DMRJ Group LLC shall have (i) consented in writing to all of the transactions contemplated by the Transaction Documents and (ii) extended the maturity of all indebtedness and obligations of the Company to no earlier than March 31, 2015.

Section 4.2

Conditions Precedent to the Obligation of the Investors to Close at the Closing.

The obligation hereunder of the Investors to purchase the Notes and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below.  These conditions are for the Investors’ sole benefit and may be waived by the Agent at any time in its sole discretion.

(a)

Accuracy of the Company’s Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall, subject to the delivery of the Schedule of Exceptions pursuant to Section 4.4, be true and correct in all material respects as of the date of the Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b)

Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the date of the Closing.

(c)

No Suspension, Etc.  Trading in the Common Stock shall not have been suspended by the Commission, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the Agent, makes it impracticable or inadvisable to purchase the Notes.

(d)

No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e)

No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Material Adverse Effect.  Except as disclosed on Schedule 2.1(h) hereto, no Material Adverse Effect shall have occurred since December 31, 2013.

(g)

Due Diligence.  The Company shall have permitted Agent to make such audits and inspections as the Agent deems reasonably appropriate and the Agent is satisfied, in its reasonable discretion, with the results thereof.  Such audits and inspections by the Agent shall not affect any of the representations and warranties made by the Company in this Agreement and shall not, under any circumstances constitute a waiver of the Agents and Investors indemnification rights under Article 6 hereof, or otherwise relieve the Company of any liability thereunder.

(h)

Payment of Investor’s Expenses.  The Company shall have paid the fees and expenses described in Section 8.1 of this Agreement.

(i)

UCC Financing Statements.  On or prior to the date of the Closing, the Company shall have filed (or authorized the filing of) all UCC and similar financing statements in form and substance satisfactory to the Agent at the appropriate offices to create a valid and perfected security interest in the Collateral (as defined in the Security Agreement).

Section 4.3

Closing Deliveries

The Company shall deliver or cause to be delivered to the Agent at Closing each document enumerated below, in form and substance satisfactory to the Agent:

(a)

Notes; Transaction Documents.  At or prior to the Closing, the Company shall have delivered to the Investors the Notes; the Company shall have duly executed and delivered the other Transaction Documents to the Agent.

(b)

Secretary’s Certificate.  The Company shall have delivered to the Agent a secretary’s certificate, dated as of the Closing, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles of Organization, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

(c)

Officer’s Certificate.  On the date of the Closing, the Company shall have delivered to the Agent a certificate signed by an executive officer on behalf of the Company, dated as of the date of the Closing, confirming, subject to the delivery of the Schedule of Exceptions pursuant to Section 4.4, the accuracy of the Company’s representations, warranties and covenants as of such date and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (a)-(f) of Section 4.2 as of the date of the Closing.

(d)

Consents.  The Company shall have obtained all consents, approvals, or waivers from all governmental authorities, third parties and Company security holders necessary (i) for the execution, delivery and performance of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby and (ii) to not, except as set forth on Schedule 4.2(d), trigger any preemptive rights, rights of first refusal, put or call rights or obligations, anti-dilution rights or similar rights that any holder of the Company’s securities may have with respect to the execution, delivery and performance of this Agreement and each of the Transaction Documents and all transactions contemplated hereby and thereby, all without material cost or other adverse consequences to the Company.

Section 4.4

Post-Closing Deliveries

Not more than 15 days after the Closing Date:

(a)

Schedule of Exceptions. The Company shall deliver the Schedule of Exceptions to the Agent.

(b)

Schedules to Security Agreement.  The Company shall deliver all schedules to the Security Agreement to the Agent.

(c)

Opinion of Counsel.  The Company shall deliver or cause to be delivered to the Agent an opinion of counsel to the Company, substantially in the form of Exhibit I hereto, with such exceptions and limitations as shall be reasonably acceptable to counsel to the Agent.

ARTICLE V

NOTE LEGEND

Section 5.1

Legend.

Each Note shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITY REPRESENTED BY THIS CERTIFICATE (THE “SECURITY”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS IMPLANT SCIENCES CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF THIS SECURITY UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

ARTICLE VI

INDEMNIFICATION

Section 6.1

General Indemnity.

The Company agrees to indemnify and hold harmless Agent and each Investor (and their respective directors, officers, members, partners, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Agent or an Investor as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

Section 6.2

Indemnification Procedure.

Any party entitled to indemnification under this Article VI (an “indemnified party”) will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim.  The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim.  The indemnification obligations to defend the indemnified party required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VII

REGARDING AGENT

Section 7.1

Appointment

Each Investor hereby designates BAM Administrative Services LLC to act as the Agent for such Investor under this Agreement and the Transaction Documents.  Each Investor hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Transaction Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto and the Agent shall hold all Collateral, payments of principal and interest, fees, charges and collections received pursuant to this Agreement, for the ratable benefit of Investors.  The Agent may perform any of its duties hereunder by or through its agents or employees.  As to any matters not expressly provided for by this Agreement the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Investors, and such instructions shall be binding; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the Transaction Documents or Applicable Law unless the Agent is furnished with an indemnification reasonably satisfactory to the Agent with respect thereto.

Section 7.2

Nature of Duties.

The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Transaction Documents.  Neither the Agent nor any of its officers, directors, employees or agents shall be (a) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct, or (b) responsible in any manner for any recitals, statements, representations or warranties made by the Company or any Subsidiary (collectively, the “Loan Parties” and each, individually, a “Loan Party”) or any officer thereof contained in this Agreement, or in any of the Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any of the Transaction Documents or for the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement, or any of the Transaction Documents or for any failure of a Loan Party to perform its obligations hereunder.  The Agent shall not be under any obligation to any Investor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Transaction Documents, or to inspect the properties, books or records of a Loan Party.  The duties of the Agent with respect to the purchase of the Notes hereunder shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Investor; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.

Section 7.3

Lack of Reliance on Agent: Resignation.

(a)

Independently and without reliance upon the Agent or any other Investor, each Investor has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the purchase of a Note hereunder and the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Loan Parties.  The Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Investor with any credit or other information with respect thereto, whether coming into its possession before purchase of the Notes or at any time or times thereafter except as shall be provided by the Loan Parties pursuant to the terms hereof.  The Agent shall not be responsible to any Investor for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection with or for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any Transaction Document, or of the financial condition of the Loan Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Transaction Documents or the financial condition of the Loan Parties, or the existence of any Event of Default or any Default.

(b)

The Agent may resign on sixty (60) days’ written notice to each Investor and the Company and upon such resignation, the Investors will promptly designate a successor Agent reasonably satisfactory to the Company (provided that no such approval by the Company shall be required (i) in any case where the successor Agent is one of Investors or (ii) after the occurrence and during the continuance of any Event of Default).  Any such successor Agent shall succeed to the rights, powers and duties of the Agent, and shall in particular succeed to all of the Agent’s right, title and interest in and to all of the Liens in the Collateral securing the obligations created hereunder or any Transaction Document, and the term “the Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent.  However, notwithstanding the foregoing, if at the time of the effectiveness of the new Agent’s appointment, any further actions need to be taken in order to provide for the legally binding and valid transfer of any Liens in the Collateral from former Agent to new Agent and/or for the perfection of any Liens in the Collateral as held by new Agent or it is otherwise not then possible for new Agent to become the holder of a fully valid, enforceable and perfected Lien as to any of the Collateral, former Agent shall continue to hold such Liens solely as agent for perfection of such Liens on behalf of new Agent until such time as new Agent can obtain a fully valid, enforceable and perfected Lien on all Collateral, provided that the Agent shall not be required to or have any liability or responsibility to take any further actions after such date as such agent for perfection to continue the perfection of any such Liens (other than to forego from taking any affirmative action to release any such Liens).  After any the Agent’s resignation as the Agent, the provisions of this ARTICLE VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement (and in the event resigning Agent continues to hold any Liens pursuant to the provisions of the immediately preceding sentence, the provisions of this ARTICLE VII shall inure to its benefit a to any actions taken or omitted to be taken by it in connection with such Liens).

Section 7.4

Certain Rights of the Agent.

If the Agent shall request instructions from the Investors with respect to any act or action (including failure to act) in connection with this Agreement or any Transaction Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Investors; and the Agent shall not incur liability to any Person by reason of so refraining.  Without limiting the foregoing, the Investors shall not have any right of action whatsoever against the Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Investors.

Section 7.5

Reliance.

The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Agreement and the Transaction Documents and its duties hereunder, upon advice of counsel selected by it.  The Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent with reasonable care.

Section 7.6

Notice of Default.

The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder or under the Transaction Documents, unless the Agent has received notice from an Investor or the Company referring to this Agreement or the Transaction Documents, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Investors.  The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Investors; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of Investors.

Section 7.7

Indemnification.

To the extent the Agent is not reimbursed and indemnified by a Loan Party, each Investor will reimburse and indemnify the Agent (based on the outstanding principal amount of the Notes due to such Investor and the aggregate outstanding principal amount of the Notes due to all the Investors), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Transaction Document; provided that, Investors shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent’s gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable judgment).

Section 7.8

The Company’s Undertaking to Agent.

Without prejudice to their respective obligations to Investors under the other provisions of this Agreement, the Company hereby undertakes with the Agent to pay to the Agent from time to time on demand all amounts from time to time due and payable by it for the account of the Agent or the Investors or any of them pursuant to this Agreement to the extent not already paid.  Any payment made pursuant to any such demand shall pro tanto satisfy the Company’s obligations to make payments for the account of the Investors or the relevant one or more of them pursuant to this Agreement.

Section 7.9

No Reliance on the Agent’s Obligor Identification Program.

Each Investor acknowledges and agrees that neither such Investor, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Investor’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with the Loan Parties, their Affiliates or their agents, this Agreement, the Transaction Documents or the transactions hereunder or contemplated hereby:  (a) any identity verification procedures, (b) any record-keeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other laws.

Section 7.10

Other Agreements.

Each Investor agrees that it shall not, without the express consent of the Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of the Agent, set off against the amount outstanding under this Agreement and the Transaction Documents, any amounts owing by such Investor to a Loan Party or any deposit accounts of a Loan Party now or hereafter maintained with such Investor.  Anything in this Agreement to the contrary notwithstanding, each Investor further agrees that it shall not, unless specifically requested to do so by the Agent, take any action to protect or enforce its rights arising out of this Agreement or the Transaction Documents, it being the intent of Investors that any such action to protect or enforce rights under this Agreement and the Transaction Documents shall be taken in concert and at the direction or with the consent of the Agent or Investors.

ARTICLE VIII

MISCELLANEOUS

Section 8.1

Fees and Expenses.

The Company, on the one hand, and the Agent and the Investors, on the other hand, shall pay all of their respective costs, fees and expenses incurred in connection with the transactions contemplated by the Transaction Documents.  In addition, the Company shall pay all reasonable fees and expenses incurred by the Agent and the Investor in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses.

Section 8.2

Specific Performance; Consent to Jurisdiction; Venue.

(a)

The Company, the Agent and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue.  The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York.  The Company, the Agent and the Investors consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 8.2 shall affect or limit any right to serve process in any other manner permitted by law.  The Company and the Investor hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Notes, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.  The parties hereby waive all rights to a trial by jury.

Section 8.3

Entire Agreement; Amendment.

This Agreement and the Transaction Documents (including the Schedule of Exceptions to be delivered pursuant to Section 4.4) contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor the Agent nor any Investor make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein.  No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and Agent and the Investors.  Any amendment or waiver effected in accordance with this Section 8.3 shall be binding upon the Investors (and their respective assigns) and the Company.

Section 8.4

Notices.

Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to the Company:	Implant Sciences Corporation 500 Research Drive Unit 3 Wilmington, Massachusetts 01887 Tel: (978) 752-1700 Fax: (978) 752-1711 Attn: Glenn D. Bolduc, President

with copies (which copies shall not constitute notice to the Company) to:	Morse, Barnes-Brown & Pendleton, P.C. 230 Third Avenue Fourth Floor Waltham, Massachusetts 02451 Tel: (781) 622-5930 Fax: (781) 622-5933 Attn: Carl F. Barnes, Esq.

If to the Agent:	BAM Administrative Services LLC 1370 Avenue of the Americas, 32nd Floor New York, New York 10019 Tel: (212) 260-5050 Fax: (212) 260-5051 Attention: David Levy

with copies (which copies shall not constitute notice to the Agent) to:	Blank Rome LLP 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5431 Fax: (917) 332-3065 Attention: Eliezer M. Helfgott, Esq.

If to an Investor:  To the address set forth on the signatures page to this Agreement

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

Section 8.5

Waivers.

No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 8.6

Headings.

The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.7

Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.  Any Investor may assign the Notes issued to such Investor and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

Section 8.8

No Third Party Beneficiaries.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 8.9

Governing Law.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 8.10

Survival.

The representations and warranties of the Company, the Agent and the Investors shall survive the execution and delivery hereof and the Closing until the third anniversary of the Closing Date; the agreements and covenants set forth in Articles I, III, V, VI, VII and VIII of this Agreement shall survive the execution and delivery hereof and Closing hereunder.

Section 8.11

Publicity.

The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Agent or any Investor without the consent of the Agent, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation and then only to the extent of such requirement.

Section 8.12

Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 8.13

Severability.

The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 8.14

Further Assurances.

From and after the date of this Agreement, upon the request of the Agent or any Investor or the Company, the Company, the Agent and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

Section 8.15

Confidentiality.

Without the prior written consent of the Company, neither the Agent nor any Investor nor any of its respective affiliates shall disclose any confidential information of the Company or any of its Subsidiaries, which any of its officers, directors, employees, counsel, agents, investment bankers, or accountants, may now possess or may hereafter create or obtain relating to, without limitation, know-how, trade secrets, customer lists, supplier lists, referral source lists, costs, profits or margin information, markets, sales, pricing policies, operational methods, plans for future development, processes, products, software, the financial condition, results of operations, business, properties, assets, liabilities, or future prospects and such information shall not be published, disclosed, or made accessible by any of them to any other person or entity or used by any of them; provided, however, that such party may disclose or use any such information (i) as has become generally available to the public other than through a breach of this Agreement by such party or any of its affiliates and representatives, (ii) as becomes available to the Agent or any Investors on a non-confidential basis from a source other than the Company or the Company’s affiliates or representatives, provided that such source is not known or reasonably believed by such party to be bound by a confidentiality agreement or other obligations of secrecy, (iii) as may be required in any report, statement or testimony required to be submitted to any governmental entity having or claiming to have jurisdiction over it, or as may be otherwise required by applicable law, or as may be required in response to any summons or subpoena or in connection with any litigation, (iv) as may be required to obtain any governmental entity approval or consent required in order to consummate the transactions contemplated by this Agreement or (v) as may be necessary to establish or enforce the Agent or any Investor’s rights and/or to exercise the Agent or any Investor’s remedies under this Agreement and the Transaction Documents, including, without limitation, to third parties in order to facilitate a sale or other disposition of the Company or its assets subject to the execution and delivery of a Non-Disclosure Agreement containing restrictions and limitations substantially similar to those contained in this Section 8.15; provided, further, that in the case of clauses (i), (ii), (iii), and (iv), the Investor will promptly notify the Company and, to the extent practicable, provide the Company a reasonable opportunity to prevent public disclosure of such information.  The Agent and each Investor acknowledge responsibility for disclosures caused by any of its respective affiliates and representatives.

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IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

IMPLANT SCIENCES CORPORATION

By:	/s/ Glenn D. Bolduc
Name: Glenn D. Bolduc
Title: President and Chief Executive Officer

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BAM ADMINISTRATIVE SERVICES LLC

By:	/s/ David Levy
Name:
Title:

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[INVESTOR]

By:
Name:
Title:

Term Commitment: $____________

Address for Notices:

With copies to:

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